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                                                                    Exhibit 10.1

[DE LAGE LANDEN LOGO]                                                   24382127
                                                          Master Lease Agreement
                                                           VOICE: (800) 669-9441
                                                       FACSIMILE: (610) 386-5881

LESSEE
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Full Legal Name                                    Phone Number
     Virologic, Inc.                                    650-635-1100
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Carrying on Business as (If Any)                   Fax Number
                                                        650-635-1111
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Billing Address                                    Send Invoice to Attention of:
     270 East Grand Avenue
     South San Francisco CA 94080                       Accounts Payable
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                              TERMS AND CONDITIONS

     This MASTER LEASE AGREEMENT ("Agreement") is dated as of January 29, 2001 and is by and between De Lage Landen Financial Services, Inc. with offices located at 1111 Old Eagle School Road, Wayne, Pennsylvania 19087, its successors and assigns ("Lessor") and the above referenced lessee ("Lessee"). The parties hereto for good and valuable consideration and intending to be legally bound hereby agree as follows.

     1. LEASE OF SYSTEM. This Agreement establishes the general terms and conditions under which Lessor may, from time to time, lease Systems (as hereinafter defined) to Lessee. The terms hereof shall be deemed to form a part of each Master Lease Schedule ("Lease") executed by the parties which references this Agreement. "Software", "Equipment" and "Maintenance" shall mean all items of software, equipment and maintenance set out in any Lease and shall be collectively referred to as a "System". Lessee hereby requests Lessor to purchase the System from the supplier(s) thereof (hereinafter called "Vendor and/or Manufacturer", as applicable) and to lease the System to Lessee on the terms and conditions contained herein. Each Lease shall constitute a separate lease agreement incorporating all the terms hereof. In the event of a conflict between the provisions of any Lease and the provisions hereof, the provisions of the Lease shall prevail.

     The amount of the Lease Payments on each Lease ("Lease Payments") are based upon the estimated total cost of the System on the applicable Schedule. The Lease Payments shall be adjusted proportionately upward or downward if the actual total cost of the System on the applicable Lease exceeds or is less than the estimate and Lessee authorizes Lessor to adjust the Lease Payments by up to fifteen percent (15%) in that event.

     Unless Lessor has provided Lessee with a written commitment to the contrary, Lessee authorizes Lessor to adjust the Lease Payment on each Lease to increase or decrease the implicit rate of the Lease Payment to the Lessor in an amount equal to any increase or decrease in the rate of Treasury Notes with a comparable term to the term of the Lease from the date the Lessor quoted the Lease Rate to the date Lessor accepts the Lease.

     2. TERM AND RENT. This Agreement shall become effective upon acceptance and execution by Lessor at its corporate offices, as specified above, and shall remain effective at least until the expiration of the term of the last Lease hereunder. Each Lease shall become effective upon acceptance and execution by Lessor and shall be for the term provided therein. The term of each Lease shall commence on the Commencement Date, as defined in the Lease with an interim term and Base Term Commencement Date as set forth therein and shall thereafter continue until all obligations of the Lessee under the Lease shall have been fully performed ("Lease Term"). Interim Rent and Base Term Rent shall be due and payable as set forth in the Lease. All payments made by or on behalf of Lessee hereunder shall be non-refundable. LESSEE'S OBLIGATION TO PAY SUCH LEASE PAYMENTS SHALL BE ABSOLUTE AND UNCONDITIONAL AND IS NOT SUBJECT TO ANY ABATEMENT, SET-OFF, DEFENSE OR COUNTER-CLAIM FOR ANY REASON WHATSOEVER. All payments hereunder shall be made to Lessor at its address specified above (or such other place as Lessor, in writing, directs) without notice or demand therefor. If the term of a Lease is extended, "Lease Term" shall be deemed to refer to all extensions thereof. All provisions of this Agreement shall apply during any extended term except as may be otherwise specifically provided in this Agreement, in a Lease, or in any subsequent written agreement of the parties.

     3. DELIVERY AND ACCEPTANCE. Delivery and installation arrangements and costs, unless included in the cost of the System to Lessor and upon which the Lease Payments were computed, are the sole responsibility of Lessee. Lessee agrees to accept the System when delivered, installed and operating to Manufacturer's specifications and to execute the Delivery and Acceptance Certificate supplied by Lessor as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this Agreement and from damages, if for any reason, the Vendor fails to deliver, or delays in delivery of, the System so ordered or if the System is unsatisfactory for any reason whatsoever. Lessee agrees that any delay in delivery of the System shall not affect the validity of this Agreement, any Lease or the obligation to make Lease Payments thereunder. Lessee's execution of the Delivery and Acceptance Certificate shall conclusively establish that the System covered thereby is acceptable to Lessee for all purposes of the Lease related thereto.

     The Lessee agrees to provide a suitable installation environment for the System as specified in the applicable Manufacturer's manual, if any, and except as otherwise specified by Manufacturer, to furnish all labor required for unpacking and placing each item of System in the desired location. Without limiting the generality of the foregoing, the foundation or floor on which the System is to be installed, shall be in accordance with the builder's specifications, and the power for the System shall be in accordance with the builder's specifications and the local electrical code.

     If Lessee has entered into any purchase, licensing or maintenance agreements with the Vendor and/or the Manufacturer ("Acquisition Agreement") covering the System or any portion thereof, Lessee transfers and assigns to Lessor all of Lessee's rights, but none of its obligations (except for Lessee's obligation to pay for the System upon Lessor's acceptance of the Lease) in and to the Acquisition Agreement, including without limitation the right to take title to the System. IT IS HEREBY AGREED THAT LESSOR IS NOT RESPONSIBLE FOR THE PERFORMANCE, MAINTENANCE OR SERVICING OF THE SYSTEM AND LEASES SAME "AS-IS."

     4. SELECTION OF SYSTEM AND DISCLAIMER OF WARRANTY. Lessee has selected both the System and the Vendor and/or Manufacturer from whom Lessor covenants to purchase the System at Lessee's request. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO EXPERTISE OR SPECIAL FAMILIARITY ABOUT OR WITH RESPECT TO THE SYSTEM. LESSEE AGREES THAT THE SYSTEM LEASED HEREUNDER IS LEASED "AS-IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID SYSTEM FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE SYSTEM WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. If the System is not properly installed, does not operate as represented or warranted by the Vendor and/or Manufacturer or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Vendor and/or Manufacturer and shall, nevertheless, pay Lessor all Lease Payments under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, set-off or otherwise. So long as Lessee is not in breach or default of this Agreement or any Lease hereunder Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim any rights which Lessor may have against the Vendor and/or Manufacturer for breach of warranty or other representation respecting any item of the System. All proceeds of any warranty recover by Lessee from the Vendor and/or Manufacturer of any item of the System shall first be used to repair or replace the affected item.

     LESSEE ACKNOWLEDGES THAT NEITHER THE VENDOR NOR ANY SALESPERSON, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE VENDOR AND/OR MANUFACTURER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION OR CONDITION OF THIS AGREEMENT OR ANY LEASE HEREUNDER, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS AGREEMENT, ANY
LEASE HEREUNDER OR THE SYSTEM LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this Agreement and each Lease hereunder, has relied solely upon the terms, provisions and conditions contained herein and therein and any other statements, warranties, or representations, if any, by the Vendor and/or Manufacturer, or any salesperson, employee, representative or agent of the Vendor and/or Manufacturer, have not been relied upon, and shall not in any way affect Lessee's obligation to make the Lease Payments and otherwise perform as set forth in this Agreement and each Lease.

     REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT OR COPYRIGHT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS AGREEMENT OR ANY LEASE HEREUNDER FOR TAX OR ACCOUNTING PURPOSES.

     NOTWITHSTANDING ANY PROVISION CONTAINED HEREIN TO THE CONTRARY, LESSEE DOES NOT WAIVE ANY RIGHTS OR REMEDIES IT MAY HAVE AGAINST THE VENDOR AND/OR MANUFACTURER OF THE SYSTEM.

     5. TITLE, PERSONAL PROPERTY AND LOCATION. The Equipment is, and shall at all times be and remain the sole and exclusive property of Lessor, and Lessee, notwithstanding any trade-in or down payment made by Lessee or on its behalf with respect to the Equipment, shall have no right, title or interest therein or thereto, except as to the use thereof subject to the terms and conditions of this Agreement and the related Lease hereunder. To the extent that the license for the Software ("License") allows title to Software to pass to Lessee, such title shall vest and remain in Lessor. To the extent such vesting requires a specific written conveyance, Lessee hereby conveys to Lessor any title it has or may hereafter acquire in the Software and relinquishes any subsequent claim of title in the Software, including any rights to purchase the Software and to retain rights to use the same beyond the Lease Term. If any provision of this paragraph requires for its effectiveness Licensor's prior written consent because the License limits transfers, encumbrance or assignment of the Software, then Lessee shall assist Lessor, if so requested, in obtaining such consent.

     Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the System or Lessor's title thereto, except such liens as may arise through the independent acts or omissions of the Lessor. Lessee, at its own expense, will promptly pay, satisfy or otherwise take such actions as may be necessary to keep the System free and clear of any and all such liens. The System is, and at all times shall remain, personal property notwithstanding that the System or any item thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent. If requested by Lessor prior to or at any time during the Lease Term, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which an item of the System is installed or located.

     The System shall be kept at the address designated in each Lease and shall not be removed therefrom without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating the Lessor's ownership of the Equipment.

     6. USE AND MAINTENANCE. Lessee shall use the System solely in the conduct of its business and in a careful and proper manner consistent with the requirements of all applicable insurance policies and shall only permit qualified personnel to operate the System. Lessee will not modify the System in any way without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall not attach or incorporate the Equipment to or in any other item of equipment or software in such a manner that the Equipment becomes or may be deemed to have become an accession to or a part of such other item of equipment or software.

     At its own expense, Lessee will cause the System to be kept, used and maintained as recommended by the Manufacturer and Manufacturer's maintenance manuals and plans by competent and duly qualified personnel only approved by the Manufacturer, in accordance with applicable governmental regulations, if any, and for business purposes only and in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use alone excepted, and will provide all maintenance and service and make all repairs or replacements reasonably necessary for such purpose. Lessee shall record in a log book all maintenance and repair performed on the System and deliver the same to Lessor from time to time as requested by Lessor and upon termination of the Lease.

     If any parts or accessories forming part of the System become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, shall within a reasonable time cause such parts or accessories to be replaced by replacement parts or accessories which are free and clear of all liens, encumbrances or rights of others and have a utility at least equal to the parts or accessories replaced. All equipment, software accessories, upgrades, parts and replacements for or which are added to or become attached to the System, which are essential to the operation of the System or which cannot be detached from the System without materially interfering with the operation of the System or adversely affecting the value and utility which the System would have had without the addition thereof, shall immediately become the property of Lessor, and shall be deemed incorporated in the System and subject to the terms of this Agreement and the related Lease as if originally leased hereunder. Lessee shall not make any material alterations to the System without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     Upon reasonable advance notice, Lessor shall have the right to inspect the System, log book and all other maintenance records with respect thereto, if any, at any reasonable time during normal business hours.

     In the event the Lease Payments include the cost of maintenance and/or service being provided by Vendor and/or Manufacturer, Lessee acknowledges that Lessor is not responsible for providing any required maintenance and/or service for the System. Lessee shall make all claims for service and/or maintenance solely to the Vendor and/or Manufacturer and Lessee's obligation to make all required Lease Payments shall remain unconditional.





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     7.   ASSIGNMENT. LESSEE MAY NOT ASSIGN THIS AGREEMENT, ANY LEASE OR THE
RIGHTS HEREUNDER, NOR SHALL THE LESSEE SUBLEASE OR LEND THE SYSTEM OR SUBMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE'S EMPLOYEES WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Lessor may at any time assign all or part of any interest in this Agreement or any Lease and in each item of the System and monies to become due to Lessor hereunder, and, Lessor may grant security interests in the System, subject to the Lessee's rights therein. In such events, all the provisions of this Agreement or any Lease hereunder for the benefit of Lessor shall inure to the benefit of and be exercised by or on behalf of such assignee, but the assignee shall not be liable for or be required to perform any of Lessor's obligations to Lessee. The Lessor may direct that all Lease Payments due and to become due under this Agreement or any Lease hereunder and assigned by Lessor shall be paid directly to assignee, upon notice of such assignment to Lessee. The right of the assignee to the payment of the assigned Lease Payments, the performance of all Lessee's obligations and to exercise any other of Lessor's rights hereunder shall not be subject to any defense, counterclaim or set-off which the Lessee may have or assert against the Lessor, and the Lessee hereby agrees that it will not assert any such defenses, set-offs, counterclaims and claims against the assignee. No such assignment by Lessor shall relieve Lessor of its obligations or limit or otherwise affect Lessee's rights and/or obligations hereunder.

     8. RETURN OF SYSTEM, STORAGE. The Lessee shall, at its sole expense, surrender each item of the System then subject to any Lease hereunder at the expiration or earlier termination of the Lease Term by delivering the item to the Lessor at a location accessible by common carrier and designated by the Lessor within the Continental United States or, if specified by the Lessor, into the custody of a carrier designated by the Lessor. In the case of Software, Lessee shall destroy all intangible items constituting such Software and shall deliver to Lessor all tangible items constituting such Software. At Lessor's request, Lessee shall also certify in a form acceptable to Lessor that (i) Lessee has complied with the above Software return provisions, (ii) Lessee will not use the Software after the expiration or earlier termination of the Lease Term, and (iii) Lessee shall permit Lessor and/or the Vendor of the Software to inspect Lessee's locations to verify compliance with the terms hereof.

     If the item of the System is delivered into the custody of a carrier, the Lessee shall arrange for the shipping of the item and its insurance in transit in accordance with the Lessor's instructions and at the Lessee's sole expense. The Lessee, at its sole expense, shall completely sever and disconnect the System from the Lessee's property, all without liability of the Lessor to the Lessee, or to any person claiming through or under the Lessee, for damage or loss caused by such severance and disconnection. The Lessee, at its sole expense, shall pack or crate the System or its component parts carefully and in accordance with any recommendations of the Manufacturer with respect to similar new software or equipment before surrendering the System to the Lessor. The Lessee shall deliver to the Lessor the plans, specifications, operation manuals and other warranties and documents furnished by the Manufacturer or Vendor of the System and such other documents in the Lessee's possession relating to the maintenance and methods of operation of such System.

     When an item of Software or Equipment is surrendered to the Lessor it shall be in the condition and repair required to be maintained under this Agreement. It will also be free of all evidence of advertising or insignia placed on it by the Lessee and meet all legal and regulatory conditions necessary for the Lessor to sell or lease it to a third party and be free of all liens. If Lessor reasonably determines that an item of Software or Equipment, once it is returned, is not in the condition required hereby, Lessor may cause the repair, service, upgrade, modification or overhaul of the item of Software or Equipment to achieve such condition and upon demand, Lessee shall promptly reimburse Lessor for all amounts reasonably expended in connection with the foregoing.

     Should Lessee not return the System at the end of the Lease Term, Lessee shall continue to make Lease Payments to Lessor in the sum equal to the last Lease Payment and at the same intervals as set out in the Lease as a month-to-month lease term (or other term as designated by Lessor) until returned by Lessee or until returned upon demand therefor by Lessor. The acceptance of said Lease Payments by Lessor shall not waive Lessor's right to have the System promptly returned to lessor pursuant to the provisions hereof, nor shall the acceptance of said Lease Payments be deemed to be an extension of the Lease Term.

     Upon written request of the Lessor, the Lessee shall provide free storage for any item of System for a period not to exceed 60 days after expiration of its Lease Term before returning it to the Lessor. The Lessee shall arrange for the insurance described to continue in full force and effect with respect to such item during its storage period and the Lessor shall reimburse the Lessee on demand for the incremental premium cost of providing such insurance.

     9. LOSS OR DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss (including theft, requisition of use, erasure or inoperability) or destruction of or damage to the System from any and every cause whatsoever, whether or not insured, until the System is returned to Lessor. No such loss or damage shall relieve Lessee from any obligation under this Agreement or any Lease hereunder, which shall continue in full force and effect. In the event of damage to or loss or destruction of the System (or any item thereof), Lessee shall promptly notify Lessor in writing of such fact and shall, at the option of Lessor, (a) place the same in good repair, condition and working order, (b) replace the Software and/or Equipment with like Software and/or Equipment in good repair, condition and working order, acceptable to Lessor and transfer clear title to or a right to use, as appropriate, such Software and/or replacement Equipment to Lessor, whereupon such Software and/or Equipment shall be subject to the Lease and be deemed the System to purposes hereof, or (c) on the due date for the next Lease Payment or upon the expiration of the Lease, whichever first occurs, pay to Lessor: (i) the Stipulated Loss Value therefor as may be specified in the Lease plus all Lease Payments then due, or if the Lease does not provide for Stipulated Loss Values, (ii) the present value of the total of all unpaid Lease Payments for the entire Lease Term plus the estimated fair market value of the System at the end of the originally scheduled Lease Term or the agreed upon purchase option price, if any, all of which shall be discounted to the date of payment by Lessee at an annual rate equal to the lesser of six percent (6%) or the rate then available for United States Treasury obligations having an average life equal to the remaining Lease Term ("Present Value Rate"), whereupon the Lease shall terminate with respect thereto. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the System or the payment of the obligations of Lessee hereunder.

     10. INSURANCE. Prior to the Lease Commencement Date, Lessee shall obtain, maintain and keep the System insured against all risks of loss or damage from every cause whatsoever including, without limitation, loss by fire, theft, "mysterious disappearance", collision, earthquake, flood and such other risks of loss as are customarily insured against on the type of System leased hereunder by businesses of the type in which Lessee is engaged, in an amount not less than the replacement cost or Stipulated Loss Value of the System, whichever is greater, without deductible and without co-insurance. Lessee shall maintain such insurance coverage for the entire Lease Term. Lessee shall also obtain and maintain for the entire Lease Term, comprehensive public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use, operation or return of the System with a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence. If Lessee is a doctor, hospital or other health care provider, Lessee shall furnish Lessor with evidence of sufficient professional liability insurance. All said insurance shall be in a form and an amount and with companies reasonably satisfactory to Lessor. Lessor, its successors or assigns, shall be the sole named loss payee with respect to insurance for damage to or loss of the System and shall be named as an additional insured on the public liability insurance. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the original policy or policies of insurance, certificates of insurance, or other evidence satisfactory to Lessor evidencing the insurance required thereby, along with proof, satisfactory to Lessor, of the payment of the premiums for such insurance policies. All insurance shall provide for at least sixty (60) days advance written notice to Lessor before any cancellation, expiration or material modification thereof and also provide that no act or default of any person other than Lessor, its agents or those claiming under Lessor, will affect Lessor's right to recover under such policy or policies in case of loss. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to make claim for, receive payment of, and execute and endorse all documents checks or drafts received in payment for loss or damage under any such insurance policy. Unless Lessee is in default, Lessee may with the prior written approval of Lessor, settle and adjust all such claims. Lessee agrees if Lessee shall fail to procure, maintain, and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof with the next Lease Payment or as specified by Lessor.

     11. WAIVER AND INDEMNITY. Lessee assumes and agrees to indemnify, defend and keep harmless Lessor, its agents and employees, from and against any and all losses, damages, injuries, claims, demands and expenses, including legal, consulting and expert expenses (other than such as may directly and proximately result from the gross negligence or willful misconduct of Lessor, its agents or employees), arising on account of the ordering (whether by Acquisition Agreement or otherwise), acquisition, delivery, installation or rejection of the System, the possession, maintenance, use, condition (including without limitation, latent and other defects and whether or not discoverable by Lessor or Lessee, any claim in tort for strict liability, and any claim for patent, trademark or copyright infringement) or operation of any item of the System, and by whomsoever used or operated, during the Lease Term with respect to that item of the System, the loss, damage, destruction, environmental impact, removal, return, surrender, sale or other disposition of the System, or any item thereof. Lessor shall give Lessee prompt notice of any claim or liability hereby indemnified against Lessee shall be entitled to control the defense thereof, so long as Lessee is not in Default hereunder; provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee. The obligations contained in this paragraph continue beyond the termination of the Lease if the liability occurred during the Lease Term.

     12. EVENTS OF DEFAULT. The term "Event of Default" shall mean any one or more of the following:

     (a) Lessee shall fail to make any Lease Payment, or any other payment, as it becomes due and such failure is not cured within 10 days; or

     (b) Lessee shall fail to perform or observe any of the covenants set forth in Paragraph 10; or

     (c) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder or in any Lease and such failure is not cured within 30 days after the date of notice thereof by Lessor to Lessee; or

     (d) Lessee shall enter into any transaction of merger or consolidation in which it is not the surviving entity or sell, transfer or otherwise dispose of all or substantially all of its assets ("Assets") unless the surviving entity or the entity acquiring such Assets assumes all the duties and obligations of Lessee hereunder and which merger, consolidation, sale or transfer must be approved in writing by Lessor; or

     (e) (i) Lessee or any guarantor of Lessee's obligations hereunder ("Guarantor") shall commence any action (A) for relief under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, custodian or other similar official for it or for its Assets or making a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Lessee any action (A) of a nature referred to in clause (i) which results in the entry of an order for relief or any such other relief and remains undismissed or undischarged for a period of 30 days, or (B) seeking attachment, execution or similar process against its assets which results in the entry of an order for any such relief which shall not be vacated or discharged within 30 days from the entry thereof; or (iii) Lessee shall generally not, or be unable to, pay its debts as they come due; or

     (f) Lessee or any Guarantor shall die or (if an entity) liquidate or dissolve itself or be liquidated or terminated; or

     (g) Any representation or warranty made by Lessee herein or otherwise furnished Lessor in connection with this Agreement or any Lease hereunder shall prove at any time to have been untrue or misleading in any material respect; or

     (h) Lessee or any Guarantor defaults on any indebtedness for borrowed money, lease, or installment sale obligation, in each case when any applicable grace period for such obligation has expired and the lender, lessor or creditor has commenced to exercise any remedy, but only if the indebtedness or other obligation is in an amount equal to or in excess of $50,000; or

     (i) Lessor shall reasonably deem itself insecure as a result of a material adverse change in Lessee's financial condition or operations:

     (j) Lessee shall default in its obligations under a License

     13. REMEDIES. Upon the occurrence of any Event of default, Lessor may declare this Agreement or any Lease hereunder to be in default and exercise any one or more of the following remedies.

     (a) Declare the entire unpaid balance of Lease Payments for the unexpired term of the Lease hereunder immediately due and payable and similarly accelerate the balances due under any other Leases between Lessor and Lessee without notice or demand, (b) Sue for and recover all Lease Payments and other monies due and to become due under the Lease hereunder, plus the estimated fair market value of the System at the end of the originally scheduled Lease Term or any agreed upon Purchase Option, all of which shall be discounted to the date of default at the Present Value Rate (defined in Section 9 hereof), but only to the extent permitted by law, (c) Charge Lessee interest on all monies due Lessor at the rate of eighteen percent (18%) per annum from the date of default until paid but in no event more than the maximum rate permitted by law, (d) Require Lessee to assemble all Equipment and Software at Lessee's expense, at a place reasonably designated by Lessor, (e) Remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of System, without demand or notice, wherever same may be located, disconnecting and separating all such items of the System from any other property, with or without any court order or pre-taking hearing or other process of law, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by this Agreement or any Lease hereunder. Lessee hereby waives any and all damages occasioned by such retaking except such damages as may be caused by Lessor's gross negligence or willful misconduct. Lessor may, at its option, use, ship, store or repair any or all items of the System so removed and shall sell, lease or otherwise dispose of any such System at a private or public sale. Lessor may expose the System and resell or lease the System at Lessee's premises at reasonable business hours without being required to remove the System. In the event Lessor disposes of the System, Lessor shall give Lessee credit for any sums received by Lessor from the sale or lease of the System after deduction of the expenses of sale or lease. The credit for any sums to be received by Lessor from such lease during the remaining portion of the Lease Term shall be discounted to the commencement date of such lease at an annual rate equal to the implicit rate of interest of such lease. Lessee shall also be liable for and shall pay to Lessor (i) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing and selling the System, and (ii) Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease Term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

     In the case of Software, it is acknowledged and agreed that the unauthorized use, disclosure or transfer of the Software could cause Lessor incalculable and irreparable harm. Therefore, if Lessee is found to be using (in whatever manner) any portion of the Software after the applicable Lease Term or after an Event of Default and Lessor's written demand for Lessee to return the Software or if the licensor of the Software terminates a License or Lessee's right to use the Software thereunder, then liquidated damages shall immediately be payable to Lessor in an amount equal to two (2) times the license fees paid or payable with respect to the Software being used.

     Whenever any payment is not made by Lessee when due hereunder, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of five cents per one dollar for each such delayed payment as compensation for Lessor's internal operating expenses arising as a result of such delayed payment, but only to the extent permitted by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies herein provided.

     All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Agreement or any Lease hereunder. A waiver of default shall not be a waiver of any other or subsequent default. Lessor's recovery hereunder shall in no event exceed the maximum recovery permitted by law.

     14. LAWS, REGULATIONS AND TAXES. Lessee shall comply with all laws, regulations and orders relating or pertaining to the System, this Agreement or any Lease hereunder and Lessee shall be responsible for, as and when due, and shall indemnify and hold Lessor harmless from and against all present and future taxes and other governmental charges, or any increases therein (including, without limitation, sales, use, leasing and stamp taxes and license and registration fees) and amounts in lieu of such taxes and charges and any penalties or interest on any of the foregoing, imposed, levied upon, in connection with, or as a result of the purchase, ownership, delivery, leasing, possession or use of the System, or based upon or measured by the Lease
Payments or receipt with respect to this Agreement or any Lease hereunder. Lessee shall not, however, be obligated to pay any taxes on or measured by Lessor's net income. Lessee authorizes Lessor to add to the amount of each Lease Payment any sales use or leasing tax that may be imposed on or measured by such Lease Payment. Lessee shall pay Lessor on demand, as additional rent, the amount of the personal property tax required to be paid by Lessor as owner of the System, plus reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities and interest thereon at the highest legal rate allowed, from the date due until fully paid. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If Lessor shall so pay any of the aforementioned then the Lessee shall remit such amount with the next Lease Payment plus Lessor's reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities.

     15. UCC FILINGS AND FINANCIAL STATEMENTS. Lessee authorizes Lessor to file a financing statement with respect to the System signed only by the Lessor where permitted by the Uniform Commercial Code or other applicable law. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to execute such financing statement on Lessee's behalf and to do all acts or things which Lessor may deem necessary to protect Lessor's title and interest hereunder. Lessor and Lessee further agree that a carbon, photographic or other reproduction of this Agreement or any Lease hereunder may be filed as a financing statement and shall be sufficient as a financing statement under the Uniform Commercial Code or other applicable law. It is the intent of the parties that this is a true lease, and the filing of a financing statement under the Uniform Commercial Code or other applicable law shall not be construed as evidence that any security interest was intended to be created, but only to give public notice of Lessor's ownership of the System. If this Agreement or any Lease hereunder is deemed at any time to be one intended as security then Lessee grants Lessor a security interest in the System and the proceeds from the sale, lease or other disposition of the System. Lessee agrees to pay Lessor a fee to reimburse Lessor's expenses for the preparation and filing of all such financing statements as Lessor may reasonably deem necessary and for Lessor's other documentation costs.

     Lessee agrees to submit financial statements or tax returns if its financial statements are unaudited within 90 days from the end of its fiscal year and Lessee warrants to Lessor that all financial statements furnished and to be furnished have been and will be prepared in accordance with generally accepted accounting principles, are an accurate reflection of Lessee's financial condition and that there has been no material adverse change in the financial condition of Lessee or any guarantor of Lessee's obligations since the dates of preparation and submission of the financial statements submitted to Lessor. Lessee agrees to deliver to Lessor at any time or times hereafter such information or documents, including, without limitation, certified resolutions, financial statements and legal opinions, as Lessor may request.

     16. SECURITY DEPOSIT. Lessor shall retain any security deposit set forth on each Lease as security for the performance by Lessee of its obligations hereunder. Any security deposit so taken shall be non-interest bearing. Lessor may, but shall not be obligated to, apply any security deposit to cure any Event of Default hereunder, in which event Lessee shall promptly restore any amount so applied. If Lessee is not in default in any of Lessee's obligations hereunder, any security deposit will be returned to Lessee at the termination of the Lease related thereto. Lessee hereby grants to Lessor a security interest in the cash comprising the security deposit from time to time together with the proceeds thereof to secure the prompt performance as and when due of all obligations of Lessee hereunder.

     17. LESSEE REPRESENTATIONS AND WARRANTIES. Lessee hereby represents, warrants and covenants to Lessor the following with respect to each Lease as of the date Lessee executes the Delivery and Acceptance Receipt related thereto;
(a) Lessee is organized and validly existing under the laws of the state of its organization, with adequate power and capacity to enter into the Lease, all documents related to the purchase of the System and any other documents required to be delivered in connection with the Lease or the System (hereinafter "Documents") and is duly qualified to do business wherever necessary to carry on its present business, including all states where the System is to be located; (b) the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws; (c) no approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents, except such as have already been obtained, (d) the entry into and performance by Lessee of its obligations under the Documents will not (i) violate any judgment, order, law or regulation applicable to Lessee or (ii) result in any breach of, constitute a default under or result in the creation of any lien charge, security interest or other encumbrance upon any item of the System pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than the Lease or any purchase money security interest retained by any supplier) to which Lessee is a party; (e) there are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under the Lease; and (f) the balance sheet and statement of income of Lessee, or of any consolidated group of which Lessee is a member, heretofore delivered to Lessor have been prepared in accordance with generally accepted accounting principles and fairly present the financial position of Lessee or the consolidated group of companies of which Lessee is a member on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet and statement of income there has been no material adverse change in the financial or operating condition of Lessee or of its consolidated group; (g) Lessee has conducted a review of its significant vendor's computer systems to identify those areas that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue and make its operations "Year 2000" compliant prior to January 1, 2000 and the "Year 2000" issue and the costs of resolving such issue will not materially adversely affect its financial condition, business or operations prior to January 1, 2000. "Year 2000" issue shall mean the failure of computer systems to in any way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

     18. MISCELLANEOUS. All obligations of the Lessee if more than one, shall be joint and several. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this Agreement or any Lease hereunder. Lessee agrees to execute or obtain and deliver to Lessor at Lessor's request such additional documents as Lessor may reasonably deem necessary to protect Lessor's interest in the System, this Agreement and any Lease.

     19. NOTICE. Written notices to be given hereunder shall be deemed to have been given when delivered personally or deposited in the United States mails, postage prepaid, addressed to such party at its address set forth above or at such other address as such party may have subsequently provided in writing.

     20. SUPPLIER'S CONTRACT. Lessor and Lessee agree that each Lease is a Finance Lease as that term is defined in Article 2A of the Uniform Commercial Code. Lessee acknowledges that Lessor has apprised Lessee of the identity of the System supplier. Lessor hereby notifies Lessee that Lessee may have rights pursuant to the contract with the supplier and the Lessee may contact the supplier for a description of any rights or warranties that Lessee may have under this contract.

     21. LESSEE'S WAIVERS. Lessee hereby waives any and all rights and remedies granted Lessee by Sections 508 through 522 of Article 2A of the Uniform Commercial Code including, by way of example only and not as a limitation, the right to repudiate any Lease and reject the System; the right to cancel any Lease; the right to revoke acceptance of the System; the right to grant a security interest in the System in Lessee's possession and control for any reason; the right to recover damages thereunder for any breach of warranty or for any other reason deduct all or any part of the claimed damages resulting from Lessor's default, if any, under any Lease; the right to accept partial delivery of the System; the right to "cover" by making any purchase or leases of or contract to purchase or lease System in substitution for those due from Lessor; the right to recover any general, special, incidental or consequential damages, for any reason whatsoever; and the right to specific performance, replevin, detinue, sequestration, claim and delivery and the like for the System. The waivers contained herein shall not constitute a waiver by Lessee of any of its rights or remedies against the Vendor and/or Manufacturer of the System.

     22. CHOICE OF LAW. This Agreement and each Lease hereunder shall be binding and effective when accepted by Lessor at its corporate office in Wayne, Pennsylvania, shall be deemed to have been made in Wayne, Pennsylvania and, except for local filing requirements and laws relating to conflict of laws, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Lessee hereby consents to and agrees that personal jurisdiction over Lessee and subject matter jurisdiction over the System shall be with the courts of the Commonwealth of Pennsylvania or the Federal District Court for the Eastern District of Pennsylvania, solely at Lessor's option, with respect to any provision of this Agreement or any Lease hereunder. Lessee agrees that service of process in any action or proceeding may be duly effected upon Lessee by mailing such process via certified mail, return receipt requested. Lessee also agrees to waive its right to a trial by jury.

     23. ENTIRE AGREEMENT, NON-WAIVER AND SEVERABILITY. This Agreement and each Lease hereunder contain the entire agreement and understanding between Lessee and Lessor relating to the subject matter of each Lease. No agreements or understandings shall be binding on the parties hereto unless set forth in writing and signed by the parties. Time is of the essence in this Agreement and each Lease hereunder. No waiver by Lessor of any breach or default shall constitute a waiver of any additional or subsequent breach or default by Lessor nor shall it be a waiver of any of Lessor's rights. Any provision of this Agreement or any Lease hereunder which for any reason may be held unenforceable in any one jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions of this Agreement or any Lease hereunder, and any such unenforceability in any one jurisdiction shall not render such provision unenforceable in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the date first above written.



     You agree to all of the Terms and Conditions contained in this Agreement, and in any attachments to same (all of which are included by reference) and become part of this Agreement. You acknowledge to have read and agreed to all the Terms and Conditions and understand that the Leases are non-cancelable for the full term shown therein. This Agreement shall not be binding upon Lessor or become effective unless and until Lessor executes the Agreement. The Equipment subject to this Agreement and the Leases is not for home or personal use.

LESSEE SIGNATURE

/s/ KAREN WILSON
------------------------------------------------------------
Signature

1/29/01
------------------------------------------------------------
Date

Karen Wilson
------------------------------------------------------------
Print Name

CFO
------------------------------------------------------------
Title

Virologic, Inc.
------------------------------------------------------------
For                 Legal Name of Corporation or Partnership

    (AGREEMENT MUST BE SIGNED BY AUTHORIZED OFFICER, PARTNER OR PROPRIETOR)


LESSOR

Lessor Signature                   Date

/s/ [Signature Illegible]               3/6/01
------------------------------------------------------------
Print Name

------------------------------------------------------------
Title

------------------------------------------------------------
For
     DE LAGE LANDEN FINANCIAL SERVICES, INC.
------------------------------------------------------------
Lease Number
               24382127
------------------------------------------------------------
Vendor ID Number

------------------------------------------------------------

--------------------------------------------------------------------------------
MASTER LEASE SCHEDULE NO. 01
--------------------------------------------------------------------------------

This Master Lease Schedule No. 01 ("Lease") is by and between De Lage Landen Financial Services, Inc. ("Lessor") and Virologic, Inc. ("Lessee") and incorporates the terms and conditions of that certain Master Lease Agreement dated as of January 29, 2001 between Lessor and Lessee ("Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and on terms and conditions set forth herein. The Lease shall become effective as against Lessor upon Lessor's execution hereof.

--------------------------------------------------------------------------------
1. EQUIPMENT: (see Attachment A)
--------------------------------------------------------------------------------
  EQUIPMENT LOCATION:                        BILLING ADDRESS:
--------------------------------------------------------------------------------
  345 Oyster Point                           270 East Grand Avenue
  So. S F CA 94080                           South San Francisco, CA 94080
--------------------------------------------------------------------------------
Phone #: Same                               Phone #: 650-635-1100
--------------------------------------------------------------------------------

2. LEASE TERM:

The Lease shall commence on the day that Lessee executes a Delivery and Acceptance Certificate with respect to the Equipment ("Commencement Date"). The Base Lease Term of the Lease shall be for the term indicated below and shall commence on either the first or the fifteenth day of the month following the Commencement Date, according to Lessor's standard procedures ("Base Term Commencement Date").

(a)  Base Lease Term: 36 months.

--------------------------------------------------------------------------------

3. LEASE PAYMENTS:

(a) Interim Rent is due and payable in full on the date specified in Lessor's invoice(s) therefor and shall be computed by dividing one payment of Base Term Rent by thirty (30) and multiplying the result by the number of days from and including the Commencement Date to the day preceding the Base Term Commencement Date.

(b)  Base Term Rent consists of:

--------------------------------------------------------------------------------
     Number                 Amount                 Taxes           Total
--------------------------------------------------------------------------------
      1-36                 $8,529.27              $682.34        $9,211.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Frequency of Base Term Rent:
--------------------------------------------------------------------------------
Monthly   x  Quarterly        Other
--------------------------------------------------------------------------------

The first installment of Base Term Rent shall be due and payable upon the earlier of (i) the date specified in Lessor's invoice therefor, or (ii) Base Term Commencement Date.

--------------------------------------------------------------------------------

4. SPECIAL PAYMENTS:

The following Special Payment(s) shall be due and payable on the date Lessee executes this Lease.

--------------------------------------------------------------------------------
  Security Deposit   Advance Lease Payment          Other                Total
--------------------------------------------------------------------------------
                       $9,211.61          $32.400.00 ($30,000.00 +  $41,611.61
                                              $2,400.00 - taxes)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   STIPULATED LOSS VALUES: (NONE)

6.   STANDARDS FOR USE AND MAINTENANCE: (SEE MASTER LEASE)

7.   STANDARDS FOR RETURN CONDITION: (SEE MASTER LEASE)

8.   LEASE END OPTION:

PROVIDED NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND REMAIN UNCURED, LESSEE MAY UPON THE EXPIRATION OF THE LEASE TERM EXERCISE ANY ONE OF THE FOLLOWING OPTIONS WITH RESPECT TO NOT LESS THAN ALL ITEMS OF EQUIPMENT LEASED HEREUNDER, (i) RETURN THE EQUIPMENT TO LESSOR, (ii) EXTEND THE LEASE TERM AT THE THEN FAIR RENTAL VALUE ("FAIR RENTAL VALUE") FOR AN EXTENSION TERM THE LENGTH OF WHICH SHALL BE DETERMINED BY AGREEMENT BETWEEN LESSEE AND LESSOR OR (iii) PURCHASE
THE EQUIPMENT FOR A CASH PRICE EQUAL TO $1.00 ("CASH PRICE"). IF LESSEE ELECTS TO PURCHASE THE EQUIPMENT AND UPON RECEIPT BY LESSOR OF THE CASH PRICE AND ALL OTHER SUMS DUE HEREUNDER, LESSOR SHALL CONVEY TITLE TO THE EQUIPMENT TO LESSEE FREE OF LIENS AND ENCUMBRANCES CREATED BY LESSOR ON AN AS-IS, WHERE-IS BASIS AND WITHOUT WARRANTY.

9.   ADDITIONAL PROVISIONS: (NONE)

10.  MODIFICATIONS AND WAIVERS, EXECUTION IN COUNTERPARTS:

TO THE EXTENT ANY OF THE TERMS AND CONDITIONS SET FORTH IN THIS LEASE CONFLICT WITH OR ARE INCONSISTENT WITH THE MASTER LEASE, THIS LEASE SHALL GOVERN AND CONTROL. NO AMENDMENT, MODIFICATION OR WAIVER OF THIS LEASE WILL BE EFFECTIVE UNLESS EVIDENCED BY A WRITTEN DOCUMENT SIGNED BY BOTH PARTIES. THIS LEASE MAY BE EXECUTED IN COUNTERPARTS, ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS MASTER LEASE SCHEDULE TO BE EXECUTED AND DELIVERED BY THEIR DULY AUTHORIZED REPRESENTATIVES AS OF THE DATES SET FORTH BELOW.

LESSEE: VIROLOGIC, INC.                LESSOR: DE LAGE LANDEN FINANCIAL
                                               SERVICES, INC.

BY: /s/ BILL YOUNG                     BY: /s/ [Signature Illegible]

PRINT NAME: Bill Young

TITLE: CEO

DATE: 1/29/01


BY: /s/ KAREN WILSON

PRINT NAME: Karen Wilson

TITLE: CFO

DATE: 1/29/01


                              FOR OFFICE USE ONLY

                    LEASE NO.

                    CUSTOMER NO.

                    COMMENCEMENT DATE:

                    BASE TERM COMMENCEMENT DATE

ATTACHMENT A -- EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between De Lage Landen Financial Services, Inc. ("Lessor") and Virologic, Inc. ("Lessee").

===============================================================================

Equipment Description:

As described on quotation #20111713






        LESSEE SIGNATURE                         ACCEPTED BY LESSOR

                                                                   3/6/01

By: /s/ BILL YOUNG                         By: /s/ [Signature Illegible]
    ---------------------------

Print Name: BILL YOUNG

Title:  CEO

Date:  1/29/01


By: /s/ KAREN WILSON
    ---------------------------

Print Name: Karen Wilson

Title:  CFO

Date:  1/29/01


[APPLIED BIOSYSTEMS LETTERHEAD]
[LOGO]

                                                                       QUOTATION

To:  Ken Hitchner                       QUOTE NO.:          20111713
     VIROLOGIC                          QUOTE VALID TO:     03/30/2001
     270 East Grand Avenue              QUOTE DATE:         01/19/2001
     SOUTH SAN FRANCISCO CA 94080       PAY. TERMS:         Net 30 Days
                                        FREIGHT TERMS:      FOB FACTORY - FRT
                                                            QUOTED

TELEPHONE NO.   650-866-7424
FAX NO.         650-635-1111
YOUR REFERENCE

4308058        3700 DNA ANALYZER SEQUENCING       1.00    $ 300,000.00   $300,000.00


          INCLUDES:

          Sequencing Analysis Software
          Manual & Chemistry Guide
          Chemistry Kit
          Installation/On Site Training
          Start-Up Chemical Kit
          Data Collection Software (includes polymer & calibration standards) NT Workstation, Monitor, Keyboard
          User Documentation
          LIMITED WARRANTY:
          One year parts, labor and service travel (Analyzer)
          90 days on parts (software and Reagents)

          NOTE:  The above price includes the TWO Capillary Arrays listed below.




THIS QUOTATION IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

1. Orders are FOB Foster City unless otherwise indicated and are subject to acceptance only at seller's plant at Foster City, California.

2. Stenographical and clerical errors on the face of this form are subject to correction.

3. Seller shall not be liable for any delay in performance of any order accepted by it or in delivery or shipment of material thereunder when such delay is directly or indirectly caused by or in any manner arises or results from fire, flood, accident, riot, war, governmental interference, rationing, allocations, embargoes, or strikes.

4. In the case of discrepancy most recent quotation date will supersede all prior quotations.

5.   All amounts given in USD.

SALES REPRESENTATIVE Ted Young
PREPARED BY   Caglan Baler



ACCEPTANCE OF THIS QUOTATION IS LIMITED TO THE ATTACHED TERMS

                        [APPLIED BIOSYSTEMS LETTERHEAD]

                                                                       QUOTATION

                                              QUOTE NO.:          20111713
                                              QUOTE VALID TO:     03/30/2001
                                              QUOTE DATE:         01/19/2001

To: Ken Hitchner
    Virologic

================================================================================================
MATERIAL NO.         DESCRIPTION                          QTY/EA        UNIT PRICE        TOTAL
================================================================================================
4305787              FG, ARRAY CAPILLARY 110 x 50cm         2.00        $     0.00      $  0.00

                     - Used for Long Read Sequencing or High Resolution GeneScan.
                         List price is $2,800.00 each.

                     The above instrument includes a choice of POP Polymer listed below.

4306733              FG, BTL,3700 DNA ANALYSIS POLYMER      2.00        $   365.00      $730.00

4313087              FG, BTL,3700 POP-5                     2.00        $   365.00      $730.00


                     Freight charges are prepaid and invoiced for $350.00
                     Typical lead time after receipt of purchase order is 5 weeks.

                     To expedite processing your purchase order, please fax the order referencing the quotation number to attention of Sales Administration -- Fax 650-638-5875.